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                           CLASS A, B AND C SHARES OF

                        AIM INTERMEDIATE GOVERNMENT FUND

                        Supplement dated October 1, 1999
                      to the Prospectus dated May 3, 1999

Effective October 1, 1999, the following replaces in its entirety the fourth full paragraph appearing under the heading "INVESTMENT OBJECTIVE AND STRATEGIES" on page 1 of the Prospectus:

       "In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective."

The following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT-PORTFOLIO MANAGERS" on page 4 of the Prospectus:

       "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

    o Laurie F. Brignac, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1992.

    o Karen Dunn Kelley, Senior Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the advisor and/or its affiliates since 1989.

    o Scot W. Johnson, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994."

The following new section is added immediately after the section entitled "SHAREHOLDER INFORMATION - REDEEMING SHARES - REDEMPTION OF AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE" on Page A-4 of the
Prospectus:

    "REDEMPTION OF CLASS B SHARES OR CLASS C SHARES ACQUIRED BY EXCHANGE FROM AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

       We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares."

The following replaces in its entirety the first paragraph under the heading "SHAREHOLDER INFORMATION-EXCHANGING SHARES-PERMITTED EXCHANGES" on Page A-6 of the Prospectus:

       "Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange."

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A new paragraph (5) is added under the heading "SHAREHOLDER INFORMATION-
EXCHANGING SHARES-PERMITTED EXCHANGES-YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:" on Page A-6 of the Prospectus, and the new paragraph (5) reads as follows:

       "(5)   AIM Cash Reserve Shares of AIM Money Market Fund for Class B
    shares and Class C shares."

The following replaces in its entirety the information appearing under the heading "SHAREHOLDER INFORMATION-EXCHANGING SHARES-EXCHANGE CONDITIONS" on page A-6 of the prospectus:

    "The following conditions apply to all exchanges:

    o You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

    o Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

    o Exchanges must be made between accounts with identical registration information;

    o The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

    o  Shares must have been held for at least one day prior to the exchange;

    o If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

    o You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund."